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                                                                   EXHIBIT 10.24

                         NICOLLET PROCESS ENGINEERING, INC.
                      EMPLOYMENT PROPOSAL FOR EVROS PSILOYENIS

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
 JOB TITLE               PRESIDENT
 Proposed Start date     July 1, 1998

 Compensation            Annual

 Base Salary             $120,000        Company has 26 pay periods per year

 Car Allowance           $  5,000        Company has 26 pay periods per year

 Bonus/Commission        $100,000        Payable on completion of quarterly
                                         financial statements.  Quarterly
                                         revenue and net income targets to be
                                         defined.
                       ---------------
 On Target Earnings      $225,000
                         --------
                         --------

 Stock Incentive Plan                    subject to creation of 1998 Stock
                                         Incentive Plan

 Number of Options       500,000         5 year plan, vesting 40% after 2
                                         years; Vesting 20% per year
                                         thereafter; Option exercise price at
                                         $0.375

 OTHER EMPLOYEE
 BENEFITS

 Relocation Expenses     $20,000         to cover all moving and temporary
                                         accommodations actual costs plane fare
                                         to be covered by company

 Holidays                                10 holidays scheduled per year

 Vacation                                15 days

 Health and Dental                       Company pays 80% of premium
 Insurance

 Life Insurance                          Company pays 100% of premium for
                                         $50,000 insurance coverage

 Disability Insurance                    Company pays 100% of premium

 401K Plan                               Available after 6 months of
                                         employment; 15% of Salary up to
                                         $10,000 maximum

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Signed and Accepted:     /s/ Evros Psiloyenis          Date:     July 20, 1998
                         --------------------------              --------------
                         Evros Psiloyenis

Signed:                  /s/ Robert A. Pitner          Date:     July 18, 1998
                         --------------------------              --------------
                         Robert Pitner for Nicollet
                         Process Engineering, Inc.